UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2005

PanAmSat Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22531	95-4607698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20 Westport Road Wilton, Connecticut		06897
(Address of principal executive offices)		(Zip Code)

(203) 210-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 17, 2005, PanAmSat Holding Corporation, the parent company of PanAmSat Corporation, filed an amendment to its Registration Statement on Form S-1/A, File No. 333-121463, which disclosed, among other things, consolidated financial information and results of operations for PanAmSat Holding Corporation and its subsidiaries as of and for the fiscal year ended December 31, 2004, as well as related information contained in “Management’s Discussion and Analysis of Financial Condition and Operations.”  This filing, as well as additional information about us and our parent company, is available on the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANAMSAT CORPORATION
Registrant

Date: February 18, 2005	By:	/s/ James W. Cuminale
	Name:	James W. Cuminale
	Title:	Executive Vice President—Corporate Development, General Counsel and Secretary